Exhibit 10.4

Execution Version

AMENDMENT NO. 3 AND AGREEMENT

This Amendment No. 3 and Agreement (this “Agreement”) dated as of September 30, 2016 (the “Effective Date”), is among Jagged Peak Energy LLC, a Delaware limited liability company (the “Borrower”), the guarantors party hereto (the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), and the Lenders (as defined below).

RECITALS

A.                                    Reference is made to that certain Credit Agreement (as amended by that certain Amendment No. 1 and Agreement dated as of April 26, 2016 and that certain Amendment No. 2 and Agreement dated as of June 29, 2016, and as the same may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”) dated as of June 19, 2015 among the Borrower, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”).  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B.                                    The Borrower has requested that the Lenders agree to increase the Borrowing Base under the Credit Agreement, and, in connection with such increase, each Assignor (as defined below) wishes to assign certain percentages of its rights and obligations under the Credit Agreement as a Lender to the applicable Assignee(s) (as defined below) pursuant to the terms hereof.

C.                                    The Borrower distributed $14,711,539 to certain holders of Management Incentive Units (as such term is defined in the Borrower’s limited liability company agreement) funded through a capital call from the equity owners of the Borrower (the “MIU Distribution”), and has requested that the Lenders consent to the treatment of the MIU Distribution as a one-time cash charge for purposes of calculating EBITDAX for the fiscal quarter ending June 30, 2016.

C.                                    The parties hereto wish to, subject to the terms and conditions of this Agreement, (i) increase the Borrowing Base and (ii) agree to classify the MIU Distribution as a one-time cash charge in calculating EBITDAX for the fiscal quarter ending June 30, 2016.

THEREFORE, the parties hereto hereby agree as follows:

Section 1.                                           Defined Terms; Other Definitional Provisions.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.                                           Master Assignment.  The Lenders have agreed among themselves to reallocate the Commitments.  Each of the Administrative Agent and the Borrower hereby consents to the reallocation of the Commitments.  The assignments by each Lender whose Pro Rata Share of the Commitments is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) necessary to effect the reallocation of the Commitments and the assumptions by each

Lender whose Pro Rata Share of the Commitments is increasing in connection herewith (each an “Assignee” and, collectively, the “Assignees”) necessary for such Assignee to acquire its respective interest are hereby consummated pursuant to the terms and provisions of this Section 2 of this Agreement and Section 9.7 of the Credit Agreement, and the Borrower, the Administrative Agent, each Assignor and each Assignee, hereby consummates such assignment and assumption pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Effective Date hereof).  On the Effective Date and after giving effect to such assignments and assumptions, the Commitments of each Assignor and each Assignee shall be as set forth on Schedule I of the Credit Agreement, as amended by this Agreement.  Each Lender hereby consents and agrees to the Commitments as set forth opposite such Lender’s name on Schedule I to the Credit Agreement, as amended by this Agreement.  With respect to the foregoing assignments and assumptions, in the event of any conflict between this Section 2 of this Agreement and Section 9.7 of the Credit Agreement, this Section 2 of this Agreement shall control.

Section 3.                                           Consent.  Notwithstanding any other provision of the Credit Agreement and solely with respect to the calculation of EBITDAX for the fiscal quarter ending June 30, 2016, the Lenders and the Administrative Agent hereby consent to the Borrower’s treatment of the MIU Distribution as a one-time cash charge to be added to Net Income for purposes of calculating EBITDAX for the fiscal quarter ending June 30, 2016.  For the avoidance of doubt, the increase in EBITDAX resulting from the treatment of the MIU Distribution effected by this Section 3 shall be deemed an increase in EBITDAX for any four fiscal quarter period that includes the fiscal quarter ending June 30, 2016.

Section 4.                                           Amendment.  The Credit Agreement is amended by deleting Schedule I in its entirety and replacing it with the new Schedule I attached hereto.

Section 5.                                           Borrowing Base Increase.  Effective as of the Effective Date, the Borrowing Base is hereby increased to $160,000,000.  Once effective, the new Borrowing Base amount shall remain in effect at that level until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement.  For the avoidance of doubt, (a) the increase in the Borrowing Base pursuant to this Section 5 is a Scheduled Redetermination pursuant to Section 2.2 of the Credit Agreement and (b) pursuant to Section 2.2(c)(i) of the Credit Agreement, the Borrower has notified the Administrative Agent and the Lenders that the next Scheduled Redetermination shall be on or about January 1, 2017.

Section 6.                                           Representations and Warranties.  Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement, and the representations and warranties of such Credit Party contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this

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Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.

Section 7.                                           Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender and all of the Lenders.

(b)                                 The Administrative Agent shall have received a Note payable to each Lender requesting a Note in the amount of its Commitments after giving effect to this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower.

(c)                                  The Borrower shall have paid (a) all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement, and (b) if any Lender’s share of the allocated Borrowing Base in effect on the Effective Date after giving effect to the increase set forth in Section 5 above and the reallocation set forth in Section 2 above (such Lender’s “New Allocation”) shall be greater than such Lender’s share of the allocated Borrowing Base in effect immediately prior to the increase set forth in Section 5 above and the reallocation set forth in Section 2 above (such Lender’s “Existing Allocation”), the Borrower shall pay to the Administrative Agent, for the account of such Lender, a fee equal to 0.45% of the difference between (i) such Lender’s New Allocation and (ii) such Lender’s Existing Allocation.

(d)                                 The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

Section 8.                                           Acknowledgments and Agreements.

(a)                                 Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment, in each case existing on the date hereof, with respect to such Secured Obligations.  The Borrower, Guarantors, Administrative Agent, Issuing Lender and each other party hereto do hereby adopt, ratify, and confirm the Credit Agreement, and acknowledge and agree that the Credit Agreement is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.

(b)                                 The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Credit Documents.

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(c)                                  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 9.                                           Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 10.                                    Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.                                    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.                                    Severability.  In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.

Section 13.                                    Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 14.                                    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

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EXECUTED to be effective as of the date first above written.

BORROWER:

JAGGED PEAK ENERGY LLC

By:	/s/ Robert W. Howard
Name:	Robert W. Howard
Title:	Chief Financial Officer

GUARANTORS:

JAGGED PEAK ENERGY MANAGEMENT INC.

By:	/s/ Joseph N. Jaggers III
Name:	Joseph N. Jaggers III
Title:	Chief Executive Officer and President

JAGGED PEAK ENERGY MANAGEMENT LLC

By:	/s/ Joseph N. Jaggers III
Name:	Joseph N. Jaggers III
Title:	Chief Executive Officer and President

Signature Page to
Amendment No. 3

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

Signature Page to
Amendment No. 3

LENDERS:

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

Signature Page to
Amendment No. 3

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ J.D. Kalverkamp
Name:	J.D. Kalverkamp
Title:	Country Executive

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Signature Page to
Amendment No. 3

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page to
Amendment No. 3

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Lane
Name:	John Lane
Title:	Executive Vice President

Signature Page to
Amendment No. 3

SCHEDULE I

Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER
Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Oleg Kogan
	Telephone:	303-863-4522
	Facsimile:	303-863-5196
	Email:	Oleg.Kogan@wellsfargo.com

CREDIT PARTIES
Borrower/Guarantors	Address:	1125 17th Street
Suite 2400
Denver, CO 80202
	Attn:	Bob Howard
	Telephone:	720-215-3660
	Facsimile:	720-215-3690
	Email:	bhoward@jaggedpeakenergy.com

Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$140,625,000.00	28.1250%
Fifth Third Bank	$101,562,500.00	20.3125%
ABN AMRO Capital USA LLC	$101,562,500.00	20.3125%
KeyBank National Association	$101,562,500.00	20.3125%
First Tennessee Bank National Association	$54,687,500.00	10.9375%
Total:	$500,000,000.00	100%